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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2002

eUniverse, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26355 (Commission File Number)	06-1556248 (IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California (Address of Principal Executive Offices)	90045 (Zip Code)

Registrant's telephone number, including area code: (310) 215-1001

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

  Reincorporation

        Effective December 30, 2002, eUniverse, Inc., a Nevada corporation ("EUI-NV"), completed a statutory merger effected for the purpose of changing its state of incorporation from Nevada to Delaware by merging into a newly formed Delaware corporation, eUniverse, Inc. ("EUI-DE"). This change in EUI-NV's state of incorporation was approved by the holders of a majority of EUI-NV's outstanding shares of common stock at EUI-NV's annual meeting of shareholders on October 23, 2002.

        As a result of the merger, each outstanding share of EUI-NV's common stock, $.001 par value per share, was automatically converted into one share of EUI-DE, $0.001 par value per share. Each stock certificate representing issued and outstanding shares of EUI-NV's common stock will continue to represent the same number of shares of common stock of EUI-DE. The EUI-DE common stock will continue to be traded on the Nasdaq Small Cap Market without interruption under the symbol "EUNI."

        In addition, each issued and outstanding share of EUI-NV's Series A 6% Convertible Preferred Stock, $0.10 par value ("EUI-NV Series A"), was converted automatically into one share of Series A 6% Convertible Preferred Stock, $0.10 par value, of EUI-DE ("EUI-DE Series A"), with provisions and terms materially the same as the provisions and terms of EUI-NV Series A; each issued and outstanding share of EUI-NV's Series B Convertible Preferred Stock, $0.10 par value ("EUI-NV Series B"), was converted automatically into one share of Series B Convertible Preferred Stock, $0.10 par value, of EUI-DE ("EUI-DE Series B"), with provisions and terms substantially similar to the provisions and terms of EUI-NV Series B; and each issued and outstanding option and warrant of the EUI-NV was converted automatically into one option or warrant, as the case may be, of EUI-DE, with provisions and terms substantially similar to the provisions and terms of the respective option or warrant of EUI-NV, as the case may be.

        EUI-DE will continue to operate the business of EUI-NV under the name eUniverse, Inc. The reincorporation will not result in any change in EUI-NV's business, assets or liabilities, will not cause eUniverse's California's headquarters to be moved, and will not result in any relocation of management or other employees.

Description of Capital Stock

        EUI-DE is authorized to issue (i) up to 250,000,000 shares of common stock, $0.001 par value per share, and (ii) 40,000,000 shares of preferred stock, $.10 par value ("EUI-DE Preferred Stock"), of which 10,000,000 shares is designated as Series A 6% Convertible Preferred Stock, $.10 par value, and 4,098,335 shares is designated as Series B Convertible Preferred Stock, $.10 par value.

  EUI-DE's Common Stock

        EUI-DE's common stock is traded on the Nasdaq Small Cap Market under the symbol EUNI.

        Each holder of EUI-DE's common stock is entitled to one vote per share registered in his or her name on EUI-DE's books on all matters submitted to a vote of EUI-DE's stockholders.

        The holders of EUI-DE Common Stock do not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of EUI-DE Preferred Stock designated by the EUI-DE Board of Directors from time to time, the holders of EUI-DE Common Stock are entitled to such dividends as may be declared from time to time by the EUI-DE Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of EUI-DE available for distribution to such holders. The rights, preferences and privileges of the holders of EUI-DE common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock, whether currently outstanding or which the board of directors may designate in the future.

  EUI-DE's Preferred Stock

          EUI-DE Series A

        Holders of EUI-DE Series A are entitled to vote, with the holders of EUI-DE Common Stock and EUI-DE Series B as a single class, on all matters voted on by stockholders on an as-converted basis, except as otherwise provided in the EUI-DE Series A Certificate of Designation (the "Series A Certificate") on matters directly affecting the rights of the holders of EUI-DE Series A. Holders of EUI-DE Series A have the right to convert all or any portion of such stock into shares of EUI-DE Common Stock at any time until all shares of EUI-DE Series A have been converted. The shares of EUI-DE Series A have an initial liquidation preference of $3.60 per share, which increases at a rate of 6% per annum from April 14, 1999 (the initial date of issuance of the EUI-NV Series A). The liquidation preference is currently $4.41 per share. Each share of EUI-DE Series A may be converted to EUI-DE Common Stock at an initial rate of one share of EUI-DE Common Stock for each $3.60 of liquidation preference. Because of the conversion rate and the 6% accretion factor, each share of EUI-DE Series A will, upon conversion, be converted into greater than one share of EUI-DE Common Stock. Prior to any conversion, the conversion price is adjusted to account for any increase or decrease in the number of outstanding shares of EUI-DE Common Stock by a stock split, stock dividend, or other similar event.

        As determined by the Board of Directors of EUI-DE, the conversion price of the EUI-DE Series A is subject to a weighted average adjustment (based on all outstanding shares of EUI-DE Preferred Stock and EUI-DE Common Stock) to reduce dilution in the event that EUI-DE issues additional equity securities (other than the shares issued to 550 Digital Media Ventures Inc. and those reserved as employee shares pursuant to any employee stock option plan) at a purchase price less than the applicable conversion price described above.

        The holders of EUI-DE Series A are not entitled to receive any dividends thereon. In the event of the liquidation or dissolution of EUI-DE, the holders of EUI-DE Series A will be entitled to receive, prior and in preference to any distribution to the holders of EUI-DE Common Stock and any other class of stock which has been designated as junior in rank to the EUI-DE Series A, the liquidation preference amount described above.

        If at any time the closing bid price per share of the EUI-DE Common Stock is equal to or greater than $16.00, EUI-DE may, at its option, either automatically convert the EUI-DE Series A to EUI-DE Common Stock or redeem the EUI-DE Series A for cash in an amount per share equal to $3.60 plus accretion thereon at a rate of 6% per annum, subject to any applicable adjustment (the "Stated Value").

        Holders of the EUI-DE Series A are entitled to receive 30 days written notice prior to any liquidation event, and will be given an opportunity to convert their EUI-DE Series A to EUI-DE Common Stock within the 30-day notice period. Upon the breach of this provision, the holders will be entitled, at their option, to immediately convert any or all of their shares of EUI-DE Series A to EUI-DE Common Stock.

        Upon any event of default, each holder of EUI-DE Series A, at its option, prior to cure of such default by EUI-DE, may elect to have all or any portion of its EUI-DE Series A prepaid by EUI-DE for an amount equal to the Stated Value multiplied by the greater of: (1) 1.3, or (2) the highest price at which the EUI-DE Common Stock is traded on the date of the event of default (or the most recent highest closing bid price if the EUI-DE Common Stock is not traded on such date) divided by the conversion price in effect as of the date of the event of default. EUI-DE Series A holders will be entitled to receive additional amounts equal to interest on the Stated Value up to the highest rate under applicable law if the default is due to a failure of EUI-DE to convert the EUI-DE Series A to EUI-DE Common Stock when required.

        Approval of the holders of at least 75% of the EUI-DE Series A, and at least 75% of the holders of the EUI-DE Series A, is required to: (1) alter or change the rights, preferences or privileges of the EUI-DE Series A or any securities so as to affect adversely the EUI-DE Series A; (2) create any new class or series of stock having a preference over or on parity with the EUI-DE Series A with respect to distributions of assets upon liquidation, dissolution or winding up of EUI-DE, whether voluntary or involuntary, or increase the size of the authorized number of EUI-DE Series A; or (3) do any act or thing not authorized or contemplated by the Series A Certificate, which would result in taxation of the holders of shares of the EUI-DE Series A under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended). Dissenting holders have the right to convert their shares of EUI-DE Series A for 30 days prior to the effective date of any amendment.

          EUI-DE Series B

        Holders of EUI-DE Series B are entitled to vote, with the holders of EUI-DE Common Stock and EUI-DE Series A as a single class, on all matters voted on by stockholders on an as-converted basis, except as otherwise provided in the EUI-DE Series B Certificate of Designation (the "Series B Certificate") on matters directly affecting the rights of the holders of EUI-DE Series B.

        Holders of EUI-DE Series B have the right to convert all or any portion of their Company Series B into shares of EUI-DE Common Stock at any time. Each share of EUI-DE Series B may be converted to EUI-DE Common Stock at an initial rate of one share of EUI-DE Common Stock for each $2.60 of liquidation preference, subject to any adjustment to account for any increase or decrease in the number of outstanding shares of EUI-DE Common Stock by a stock split, stock dividend, or other similar event. The conversion price per share of EUI-DE Series B may be adjusted downward in the event EUI-DE issues any shares of EUI-DE Common Stock (other than an issuance of EUI-DE Common Stock as a stock split, stock dividend or other similar event), options to purchase or rights to subscribe for EUI-DE Common Stock, securities by their terms convertible into or exchangeable for EUI DE Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (other than certain excluded stock), without consideration or for consideration per share less than the then-current conversion price (initially $2.60 per share). Each share of EUI-DE Series B will automatically convert immediately upon the earlier of (1) the written consent of holders of more than 50% of issued and outstanding EUI-DE Series B and (2) the Company Election into fully paid and non-assessable shares of Common Stock. The term "Company Election" means the election by EUI-DE to exercise its right to convert the EUI-DE Series B into EUI-DE Common Stock within 60 days of the public filing by EUI-DE on Form 10-K or 10-Q, as applicable, evidencing EUI-DE's achievement of four consecutive quarters (commencing after October 23, 2001) of individual quarterly operating profits (as defined in the EUI-DE Series B Certificate) equal to or greater than $750,000 in each of the four consecutive quarters.

        Upon any liquidation or change in control of EUI-DE, the EUI-DE Series B holders will receive a liquidation preference equal to the aggregate original issue price plus accrued and unpaid dividends, and thereafter will participate pro rata with the holders of EUI-DE Common Stock on an as-converted basis following payment of the liquidation preference of the EUI-DE Series A holders.

        The holders of the then-outstanding shares of EUI-DE Series B will be entitled to receive, when, as and if declared by the Board of Directors out of funds of EUI-DE legally available therefor, non-cumulative annual dividends of $0.208 per share and any dividends paid on the EUI-DE Common Stock on an as-converted basis. In the event of the liquidation, dissolution or winding up of EUI-DE, the holders of EUI-DE Series B will be entitled to receive, prior and in preference to any distribution to the holders of EUI-DE Common Stock and any other class of stock that has been designated as junior in rank to the EUI-DE Series B, the liquidation preference amount described above. The EUI-DE Series B will rank senior to the EUI-DE Series A as to dividends, distributions or as to distributions of assets upon liquidation, dissolution or winding up of EUI-DE, whether voluntary or involuntary.

        The holders of EUI-DE Series B have the exclusive right, voting separately as a single class, to elect the following number of members of the Board of Directors: one member in the event the Board of Directors consists of one to five members; two members in the event the Board of Directors consists of six to eight members; and three members in the event the Board of Directors consists of nine to eleven members (each such member elected by the EUI-DE Series B holders, a "Preferred Stock Director"). A Preferred Stock Director may only be removed by the written consent or affirmative vote of at least a majority of the EUI-DE Series B. If for any reason a Preferred Stock Director resigns or is otherwise removed from the Board of Directors, then his or her replacement shall be a person elected by the holders of the EUI-DE Series B. The Preferred Stock Directors will be appointed by the Board of Directors to serve on each committee of the Board of Directors at least in the same proportions that the number of Preferred Stock Directors bears to the total number of directors then comprising the entire Board of Directors.

        So long as any shares of EUI-DE Series B remain outstanding, EUI-DE will not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of EUI-DE Series B, (1) amend, alter, waive or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the EUI-DE Certificate of Incorporation, including the Series B Certificate, or EUI-DE Bylaws or any provisions thereof (including the adoption of a new provision thereof); (2) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends, distributions or as to distributions of assets upon liquidation, dissolution or winding up of EUI-DE, whether voluntary or involuntary (x) prior to the EUI-DE Series B, or (y) on a parity with the EUI-DE Series B; or (3) increase the size of the Board or Directors beyond eleven (11) members. The vote of the holders of at least two-thirds of the outstanding shares of EUI-DE Series B, voting separately as a class, is necessary to adopt any alteration, amendment or repeal of any provision of this protective provision, in addition to any other vote of stockholders required by law.

        Additionally, the Series B Certificate provides that so long as 550 Digital Media Ventures Inc. or any of its affiliates owns at least 1,442,308 shares of EUI-DE Series B or Common Stock (as appropriately adjusted for any stock split, combination, reorganization, reclassification, stock dividend, stock distribution or similar event), EUI-DE is not permitted to, without the written consent or affirmative vote of at least two-thirds of the Board of Directors (1) enter into an agreement to, or consummate, a reorganization, merger, change of control or consolidation of EUI-DE or sale or other disposition of all or substantially all of the assets of EUI-DE; (2) enter into transactions which result in or require EUI-DE to issue shares of its capital stock in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after October 23, 2001) of EUI-DE's issued and outstanding shares of capital stock; (3) enter into transactions which result in or require EUI-DE to pay (whether in cash, stock or a combination thereof) in excess of 5% (in any one transaction) or 12.5% (in the aggregate, in a series of transactions commencing on or after October 23, 2001) of EUI-DE's then-current market capitalization; (4) increase or decrease the number of authorized shares of capital stock; (5) directly or indirectly declare or pay any dividend or make any other distribution in respect thereof, or directly or indirectly purchase, redeem, repurchase or otherwise acquire any shares of capital stock of EUI-DE or any subsidiary, whether in cash or property or in obligations of EUI-DE or any subsidiary, other than repurchases pursuant to an employee's employment or incentive agreement and upon an employee's termination and at a price not to exceed such employee's cost; or (6) increase or decrease the size of EUI-DE's Board of Directors; provided that in no event shall the total number of members of the Board of Directors exceed 11.

        The foregoing summaries of the terms of the EUI-DE Series A and EUI-DE Series B are qualified in their entirety by the full terms of such series, which are contained in the Series A Certificate and the Series B Certificate.

  Additional Preferred Stock

        EUI-DE may issue additional preferred stock at such time or times and for such consideration as the board of directors may determine. Each series is required to be so designated as to distinguish the shares thereof from the shares of all other series. The board of directors is expressly authorized, subject to the limitations prescribed by law and the provisions of EUI-DE's Certificate of Incorporation, to provide for the issuance of all or any shares of preferred stock, in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as are determined by the board of directors.

        In particular, EUI-DE's Certificate of Incorporation authorizes blank check preferred stock. EUI-DE's board of directors can set the voting, redemption, conversion and other rights relating to the preferred stock and can issue the stock in either a private or public transaction. The issuance of any preferred stock may have the effect of delaying or preventing a change in control of EUI-DE without further stockholder action and may adversely affect the rights and powers, including voting rights of the holders of EUI-DE's common stock, rights to receive dividends and rights to payments upon liquidation. In certain circumstances, the issuance of preferred stock could depress the market price of EUI-DE's common stock, and could encourage persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with EUI-DE's board of directors rather than pursue non-negotiated takeover attempts.

Securities Registered Under the Securities Exchange Act of 1934

        EUI-NV's common stock was registered under Section 12(g) of the Securities Exchange Act of 1934. EUI-DE's common stock will be deemed registered under the Securities Exchange Act of 1934 by operation of paragraph (a) of Rule 12g-3 of the Securities Exchange Act of 1934.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

2.1	Agreement and Plan of Merger by and between eUniverse, Inc., a Nevada corporation and eUniverse, Inc., a Delaware corporation, dated October 31, 2002.
3.1	Certificate of Incorporation of eUniverse, Inc., dated October 31, 2002.
3.2.	Certificate of Designation of Series A 6% Convertible Preferred Stock of eUniverse, Inc., dated October 31, 2002.
3.3	Certificate of Designation of Series B Convertible Preferred Stock of eUniverse, Inc., dated October 31, 2002.
3.4	Bylaws of eUniverse, Inc., dated October 31, 2002.
99.1	Press Release regarding Reincorporation of eUniverse, Inc.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2003	eUniverse, Inc.

	By:	/s/ CHRISTOPHER S. LIPP Christopher S. Lipp Secretary, Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between eUniverse, Inc., a Nevada corporation and eUniverse, Inc., a Delaware corporation, dated October 31, 2002.
3.1	Certificate of Incorporation of eUniverse, Inc., dated October 31, 2002.
3.2	Certificate of Designation of Series A 6% Convertible Preferred Stock of eUniverse, Inc., dated October 31, 2002.
3.3	Certificate of Designation of Series B Convertible Preferred Stock of eUniverse, Inc., dated October 31, 2002.
3.4	Bylaws of eUniverse, Inc., dated October 31, 2002.
99.1	Press Release regarding Reincorporation of eUniverse, Inc.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
EXHIBIT INDEX